[Exhibit 10.11]


                       Consent of Director


June 24, 2003



Gentlemen:

I hereby consent to the use of my name in the registration of the securities of Link Plus Corp. (Tax ID. # 52-1018174).

Sincerely,



/s/Fred L. Alexander
9671 Brynmar Drive
Villa Park, CA  92861